Exhibit 99.1

Press Release

TIDEWATER INC. • Pan-American Life Center • 601 Poydras Street, Suite 1500 • New Orleans, LA 70130 • Telephone (504) 568-1010 • Fax (504) 566-4582

Tidewater Reports Fourth Quarter and Year End Results For Fiscal 2015

NEW ORLEANS, LA. May 27, 2015 — Tidewater Inc. (NYSE:TDW) announced today a fourth quarter net loss for the period ended March 31, 2015, of $9.1 million, or $0.19 per common share, on revenues of $324.8 million. For fiscal year ended March 31, 2015, the company’s net loss was $65.2 million, or $1.34 per common share, inclusive of a $214.9 million after-tax, or $4.43 per share, non-cash goodwill impairment charge recorded in the December 2014 quarter, on revenues of $1,495.5 million. For fiscal year ended March 31, 2014, net earnings were $140.3 million, or $2.82 per common share, inclusive of a $43.4 million after-tax, or $0.87 per share, non-cash goodwill impairment charge recorded in the December 2013 quarter, on revenues of $1,435.1 million.

Included in the March 31, 2015 quarterly results are charges resulting from cost reduction initiatives related to a more challenging business environment since the precipitous decline in crude oil prices that began in the second half of fiscal 2015, as well as period end asset impairment reviews and assessment of realization of deferred tax assets:

—	A $4.1 million ($3.3 million after-tax, or $0.07 per share) restructuring charge related to severance and other termination costs resulting from right-sizing efforts during the quarter.
—

$6.4 million ($5.1 million after-tax, or $0.11 per share) of total charges related to stacked vessel and other asset impairment reviews undertaken during the quarter, which is included in “Gains on asset dispositions, net”.

—	A $23.8 million ($23.8 million after-tax, or $0.51 per share) non-cash adjustment related to the valuation of deferred tax assets.

As previously announced, Tidewater will hold a conference call to discuss March quarterly earnings and annual earnings on Wednesday, May 27, 2015, at 10:00 a.m. Central time. Investors and interested parties may listen to the teleconference via telephone by calling 1-888-771-4371 if calling from the U.S. or Canada (1-847-585-4405 if calling from outside the U.S.) and ask for the “Tidewater” call just prior to the scheduled start. A replay of the conference call will be available beginning at 12:00 p.m. Central time on May 27, 2015, and will continue until 11:59 p.m. Central time on May 29, 2015. To hear the replay, call 1-888-843-7419 (1-630-652-3042 if calling from outside the U.S.). The conference call ID number is 39678053.

A simultaneous webcast of the conference call will be available online at the Tidewater Inc. website, (http://www.tdw.com). The online replay will be available until June 27, 2015.

The conference call will contain forward-looking statements in addition to statements of historical fact. The actual achievement of any forecasted results or the unfolding of future economic or business developments in a way anticipated or projected by the Company involve numerous risks and uncertainties that may cause the Company’s actual performance to be materially different from that stated or implied in the forward-looking statements. Such risks and uncertainties include, among other things, risks associated with the general nature of the oilfield service industry and other factors discussed within the “Risk Factors” section of Tidewater’s recent Forms 10-Q and 10-K.

Tidewater is the leading provider of Offshore Service Vessels (OSVs) to the global energy industry.

Note: all per-share amounts are stated on a diluted basis.

CONTACT: Tidewater Inc., New Orleans

Joe Bennett, Executive Vice President and Chief Investor Relations Officer

504-566-4506

SOURCE: Tidewater Inc.

Financial information is displayed on the next page.

TIDEWATER INC.

CONSOLIDATED STATEMENTS OF EARNINGS

(In thousands, except share and per share data)

	Quarter Ended March 31,		Year Ended March 31,
	2015	2014	2015	2014
Revenues:
Vessel revenues	$317,770	362,450	1,468,358	1,418,461
Other operating revenues	6,992	5,383	27,159	16,642
	324,762	367,833	1,495,517	1,435,103
Costs and expenses:
Vessel operating costs	193,940	206,734	834,368	795,890
Costs of other operating revenues	6,889	5,588	26,505	15,745
General and administrative	45,355	45,735	189,819	187,976
Vessel operating leases	8,075	8,151	28,322	21,910
Depreciation and amortization	45,054	42,925	175,204	167,480
Gain on asset dispositions, net	(4,275)	(2,363)	(9,271)	(11,722)
Goodwill impairment	---	---	283,699	56,283
Restructuring charge	4,052	---	4,052	---
	299,090	306,770	1,532,698	1,233,562
Operating income (loss)	25,672	61,063	(37,181)	201,541
Other income (expenses):
Foreign exchange gain	225	(2,728)	8,678	1,541
Equity in net earnings of unconsolidated companies	1,075	4,929	10,179	15,801
Interest income and other, net	372	708	1,927	2,123
Loss on early extinguishment of debt	---	---	---	(4,144)
Interest and other debt costs, net	(12,102)	(12,733)	(50,029)	(43,814)
	(10,430)	(9,824)	(29,245)	(28,493)
Earnings (loss) before income taxes	15,242	51,239	(66,426)	173,048
Income tax expense (benefit)	24,134	7,822	(1,077)	32,793
Net earnings (loss)	$(8,892)	43,417	(65,349)	140,255
Less: Net loss attributable to noncontrolling interests	$184	---	(159)	---
Net earnings (loss) attributable to Tidewater Inc.	$(9,076)	43,417	(65,190)	140,255

Basic earnings (loss) per common share	$(0.19)	0.88	(1.34)	2.84

Diluted earnings (loss) per common share	$(0.19)	0.88	(1.34)	2.82

Weighted average common shares outstanding	46,814,976	49,463,080	48,658,840	49,392,749
Dilutive effect of stock options and restricted stock	---	115,109	---	287,365
Adjusted weighted average common shares	46,814,976	49,578,189	48,658,840	49,680,114

TIDEWATER INC.

CONSOLIDATED BALANCE SHEETS

March 31, 2015 and 2014

(In thousands, except share and par value data)

ASSETS	2015	2014
Current assets:
Cash and cash equivalents	$78,568	60,359
Trade and other receivables, less allowance for doubtful accounts of $37,634 in 2015 and $35,737 in 2014	303,096	252,421
Due from affiliate	420,365	429,450
Marine operating supplies	49,005	57,392
Other current assets	17,781	20,587
Total current assets	868,815	820,209
Investments in, at equity, and advances to unconsolidated companies	65,844	63,928
Properties and equipment:
Vessels and related equipment	4,717,132	4,521,102
Other properties and equipment	119,879	97,714
	4,837,011	4,618,816
Less accumulated depreciation and amortization	1,090,704	997,208
Net properties and equipment	3,746,307	3,621,608
Goodwill	---	283,699
Other assets	75,196	96,385
Total assets	$4,756,162	4,885,829

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$54,011	74,515
Accrued expenses	146,255	157,302
Due to affiliate	185,657	86,154
Accrued property and liability losses	3,669	3,631
Current portion of long-term debt	10,181	9,512
Other current liabilities	82,461	70,567
Total current liabilities	482,234	401,681
Long-term debt	1,524,295	1,505,358
Deferred income taxes	23,276	108,929
Accrued property and liability losses	10,534	5,286
Other liabilities and deferred credits	235,108	179,204

Commitments and Contingencies

Equity:
Common stock of $0.10 par value, 125,000,000 shares authorized, issued 47,029,359 shares at March 31, 2015 and 49,730,442 shares at March 31, 2014	4,703	4,973
Additional paid-in capital	159,940	142,381
Retained earnings	2,330,223	2,544,255
Accumulated other comprehensive loss	(20,378)	(12,225)
Total stockholders’ equity	2,474,488	2,679,384
Noncontrolling interests	6,227	5,987
Total equity	2,480,715	2,685,371
Total liabilities and equity	$4,756,162	4,885,829

TIDEWATER INC.

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

(In thousands)

	Quarter Ended March 31,		Year Ended March 31,
	2015	2014	2015	2014
Net earnings (loss)	$(8,892)	43,417	(65,349)	140,255
Other comprehensive income (loss):
Unrealized (losses) gains on available for sale securities, net of tax of $34, $(70), $77 and $115, respectively	64	(130)	143	213
Amortization of loss on derivative contract, net of tax of $198, $63, $386 and $251, respectively	368	117	717	466
Change in supplemental executive retirement, plan pension liability, net of tax of $0, $409, $0 and $409, respectively	(1,845)	760	(1,845)	760
Change in pension plan minimum liability, net of tax of $0, $763, $0 and $763, respectively	(5,739)	1,417	(5,739)	1,417
Change in other benefit plan minimum liability, net of tax of $(840), $1,109, $(769) and $1,109, respectively	(1,560)	2,060	(1,429)	2,060
Total comprehensive income (loss)	$(17,604)	47,641	(73,502)	145,171

TIDEWATER INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

Years Ended March 31, 2015, 2014 and 2013

(In thousands)	2015	2014	2013
Operating activities:
Net (loss) earnings	$(65,349)	140,255	150,750
Adjustments to reconcile net (loss) earnings to net cash provided by operating activities:
Depreciation and amortization	175,204	167,480	147,299
Benefit for deferred income taxes	(72,389)	(34,709)	(11,733)
Gain on asset dispositions, net	(9,271)	(11,722)	(6,609)
Goodwill impairment	283,699	56,283	---
Equity in earnings of unconsolidated companies, net of dividends	(1,916)	(15,801)	30
Compensation expense – stock based	21,374	19,642	19,416
Excess tax (benefit) liability on stock options exercised	1,784	(299)	(278)
Changes in assets and liabilities, net:
Trade and other receivables	(43,537)	13,485	(38,438)
Changes in due to/from affiliate, net	108,588	(260,675)	(56,077)
Marine operating supplies	6,148	5,715	(8,498)
Other current assets	2,794	(7,600)	(1,663)
Accounts payable	(22,989)	(1,395)	(5,888)
Accrued expenses	(11,435)	34,458	9,098
Accrued property and liability losses	38	(429)	497
Other current liabilities	118	10,373	4,846
Other liabilities and deferred credits	4,875	(11,842)	822
Other, net	(19,023)	1,398	10,349
Net cash provided by operating activities	358,713	104,617	213,923
Cash flows from investing activities:
Proceeds from sales of assets	8,310	51,330	27,278
Proceeds from sale/leaseback of assets	123,950	270,575	---
Additions to properties and equipment	(364,194)	(594,695)	(440,572)
Payments for acquisition, net of cash acquired	---	(127,737)	---
Other	516	(3,158)	(193)
Net cash used in investing activities	(231,418)	(403,685)	(413,487)
Cash flows from financing activities:
Debt issuance costs	(556)	(5,347)	(51)
Principal payment on long-term debt	(97,823)	(1,103,054)	(60,000)
Debt borrowings	138,488	1,465,362	110,000
Proceeds from exercise of stock options	1,023	6,863	3,818
Cash dividends	(48,834)	(49,816)	(49,588)
Excess tax benefit (liability) on stock options exercised	(1,784)	299	278
Cash contributions from noncontrolling interests, net	399	4,551	---
Repurchases of common stock	(99,999)	---	(85,034)
Net cash (used in) provided by financing activities	(109,086)	318,858	(80,577)
Net change in cash and cash equivalents	18,209	19,790	(280,141)
Cash and cash equivalents at beginning of period	60,359	40,569	320,710
Cash and cash equivalents at end of period	$78,568	60,359	40,569

Supplemental disclosure of cash flow information:
Cash paid during the period for:
Interest, net of amounts capitalized	$49,390	34,190	27,443
Income taxes	$74,310	59,266	54,722
Supplemental disclosure of non-cash investing activities:
Additions to properties and equipment	$2,068	5,751	12,010

TIDEWATER INC.

CONSOLIDATED STATEMENTS OF EQUITY

Years Ended March 31, 2015, 2014 and 2013

(In thousands)

				Accumulated
		Additional		other	Non
	Common stock	paid-in capital	Retained earnings	comprehensive loss	controlling interest	Total
Balance at March 31, 2012	$ 5,125	102,726	2,437,836	(19,330)	---	2,526,357
Total comprehensive income	---	---	150,750	2,189	---	152,939
Stock option activity	14	6,131	---	---	---	6,145
Cash dividends declared ($1.00 per share)	---	---	(49,766)	---	---	(49,766)
Retirement of common stock	(187)	---	(84,847)	---	---	(85,034)
Amortization of restricted stock units	6	6,705	---	---	---	6,711
Amortization/cancellation of restricted stock	(9)	4,413	---	---	---	4,404
Balance at March 31, 2013	$ 4,949	119,975	2,453,973	(17,141)	---	2,561,756
Total comprehensive income	---	---	140,255	4,916	---	145,171
Stock option activity	20	9,445	---	---	---	9,465
Cash dividends declared ($1.00 per share)	---	---	(49,973)	---	---	(49,973)
Amortization of restricted stock units	10	9,923	---	---	---	9,933
Amortization/cancellation of restricted stock	(6)	3,038	---	---	---	3,032
Noncontrolling interests	---	---	---	---	5,987	5,987
Balance at March 31, 2014	$ 4,973	142,381	2,544,255	(12,225)	5,987	2,685,371
Total comprehensive loss	---	---	(65,190)	(8,153)	(159)	(73,502)
Stock option activity	3	(691)	---	---	---	(688)
Cash dividends declared ($1.00 per share)	---	---	(49,127)	---	---	(49,127)
Retirement of common stock	(284)	---	(99,715)	---	---	(99,999)
Amortization of restricted stock units	17	15,270	---	---	---	15,287
Amortization/cancellation of restricted stock	(6)	2,980	---	---	---	2,974
Cash received from non-controlling interests, net	---	---	---	---	399	399
Balance at March 31, 2015	$ 4,703	159,940	2,330,223	(20,378)	6,227	2,480,715

The company’s vessel revenues and vessel operating costs and the related percentage of total vessel revenues for the quarters and the years ended March 31, 2015 and 2014 and for the quarter ended December 31, 2014, were as follows:

										Quarter
		Quarter Ended				Year Ended				Ended
		March 31,				March 31,				December 31,
(In thousands)		2015	%	2014	%	2015	%	2014	%	2014	%

Vessel revenues:
Americas	$	117,149	37%	108,710	30%	505,699	35%	410,731	29%	134,554	36%
Asia/Pacific		29,536	9%	37,907	10%	150,820	10%	154,618	11%	35,046	9%
Middle East/North Africa		45,486	14%	48,783	14%	205,787	14%	186,524	13%	55,925	15%
Sub-Saharan Africa/ Europe		125,599	40%	167,050	46%	606,052	41%	666,588	47%	152,601	40%

Total vessel revenues	$	317,770	100%	362,450	100%	1,468,358	100%	1,418,461	100%	378,126	100%

Vessel operating costs:
Crew costs	$	98,045	31%	100,951	28%	428,131	29%	396,332	28%	104,167	28%
Repair and maintenance		40,307	13%	49,322	14%	173,788	12%	177,331	13%	46,418	12%
Insurance and loss reserves		7,213	2%	5,274	1%	17,683	1%	19,628	1%	3,093	1%
Fuel, lube and supplies		18,372	6%	19,858	5%	88,272	6%	76,609	5%	24,710	7%
Other		30,003	9%	31,329	9%	126,494	9%	125,990	9%	31,977	8%

Total vessel operating costs		193,940	61%	206,734	57%	834,368	57%	795,890	56%	210,365	56%
Vessel operating margin (A)	$	123,830	39%	155,716	43%	633,990	43%	622,571	44%	167,761	44%

Note (A): The following table reconciles vessel operating margin as presented above to operating profit for the quarters and the years ended March 31, 2015 and 2014 and for the quarter ended December 31, 2014:

						Quarter
		Quarter Ended		Year Ended		Ended
		March 31,		March 31,		December 31,
(In thousands)		2015	2014	2015	2014	2014

Vessel operating margin	$	123,830	155,716	633,990	622,571	167,761
General and administrative - vessel operations		(34,190)	(35,275)	(144,495)	(137,741)	(36,024)
Vessel operating leases		(8,075)	(8,151)	(28,322)	(21,910)	(7,165)
Depreciation and amortization - vessel operations		(42,179)	(41,843)	(167,217)	(164,112)	(41,639)

Vessel operating profit	$	39,386	70,447	293,956	298,808	82,933

The company’s other operating loss for the quarters and the years ended March 31, 2015 and 2014 and for the quarter ended December 31, 2014, consists of the following:

						Quarter
		Quarter Ended		Year Ended		Ended
		March 31,		March 31,		December 31,
(In thousands)		2015	2014	2015	2014	2014

Other operating revenues	$	6,992	5,383	27,159	16,642	9,428
Costs of other marine revenues		(6,889)	(5,588)	(26,505)	(15,745)	(8,395)
General and administrative - other operating activities		(1,226)	(1,026)	(4,703)	(2,532)	(1,207)
Depreciation and amortization - other operating activities		(1,351)	(292)	(3,973)	(295)	(858)

Other operating loss	$	(2,474)	(1,523)	(8,022)	(1,930)	(1,032)

The company’s operating income and other components of earnings before income taxes, and its related percentage of total revenues for the quarters and the years ended March 31, 2015 and 2014 and for the quarter ended December 31, 2014, were as follows:

		Quarter Ended March 31,				Year Ended March 31,				Quarter Ended December 31,
(In thousands)		2015	%	2014	%	2015	%	2014	%	2014	%

Vessel operating profit
Americas	$	22,218	7%	21,381	6%	122,988	8%	90,936	6%	33,784	8%
Asia/Pacific		2,477	1%	8,016	2%	11,541	1%	29,044	2%	2,621	1%
Middle East/North Africa		5,690	1%	8,240	2%	37,258	3%	42,736	3%	12,408	3%
Sub-Saharan Africa/Europe		9,001	3%	32,810	9%	122,169	8%	136,092	10%	34,120	9%

		39,386	12%	70,447	19%	293,956	20%	298,808	21%	82,933	21%
Other operating loss		(2,474)	(1%)	(1,523)	(<1%)	(8,022)	(1%)	(1,930)	(<1%)	(1,032)	(<1%)

		36,912	11%	68,924	19%	285,934	19%	296,878	21%	81,901	21%

Corporate general and administrative expenses		(9,939)	(3%)	(9,434)	(3%)	(40,621)	(3%)	(47,703)	(4%)	(9,411)	(3%)
Corporate depreciation		(1,524)	(<1%)	(790)	(<1%)	(4,014)	(<1%)	(3,073)	(<1%)	(834)	(<1%)

Corporate expenses		(11,463)	(3%)	(10,224)	(3%)	(44,635)	(3%)	(50,776)	(4%)	(10,245)	(3%)
Gain (loss) on asset dispositions, net		4,275	1%	2,363	1%	9,271	<1%	11,722	1%	(1,537)	(<1%)
Goodwill impairment		---	---	---	---	(283,699)	(19%)	(56,283)	(4%)	(283,699)	(73%)
Restructuring charge		(4,052)	(1%)	---	---	(4,052)	(<1%)	---	---	---	---

Operating income (loss)	$	25,672	8%	61,063	17%	(37,181)	(3%)	201,541	14%	(213,580)	(55%)

Foreign exchange gain (loss)		225	<1%	(2,728)	(1%)	8,678	1%	1,541	<1%	4,334	1%
Equity in net earnings of unconsolidated companies		1,075	<1%	4,929	1%	10,179	1%	15,801	1%	---	---
Interest income and other, net		372	<1%	708	<1%	1,927	<1%	2,123	<1%	434	<1%
Loss on early extinguishment of debt		---	---	---	---	---	---	(4,144)	(<1%)	---	---
Interest and other debt costs, net		(12,102)	(4%)	(12,733)	(3%)	(50,029)	(3%)	(43,814)	(3%)	(12,239)	(3%)

Earnings (loss) before income taxes	$	15,242	5%	51,239	14%	(66,426)	(4%)	173,048	12%	(221,051)	(57%)

The company’s revenues, day-based vessel utilization percentages and average day rates by vessel class and in total for the quarters and the years ended March 31, 2015 and 2014 and for the quarter ended December 31, 2014, were as follows:

		Quarter Ended March 31,		Year Ended March 31,		Quarter Ended December 31,
		2015	2014	2015	2014	2014

REVENUE BY VESSEL CLASS (In thousands):
Americas fleet:
Deepwater	$	85,249	74,859	353,232	263,750	94,298
Towing-supply		27,518	26,073	125,029	115,055	33,607
Other		4,382	7,778	27,438	31,926	6,649
Total	$	117,149	108,710	505,699	410,731	134,554
Asia/Pacific fleet:
Deepwater	$	22,046	23,834	94,538	88,191	20,575
Towing-supply		7,419	13,114	53,281	62,630	13,487
Other		71	959	3,001	3,797	984
Total	$	29,536	37,907	150,820	154,618	35,046
Middle East/North Africa fleet:
Deepwater	$	20,943	16,114	85,279	66,503	25,615
Towing-supply		23,797	31,979	117,232	116,720	29,441
Other		746	690	3,276	3,301	869
Total	$	45,486	48,783	205,787	186,524	55,925
Sub-Saharan Africa/Europe fleet:
Deepwater	$	64,302	86,064	326,315	364,722	81,129
Towing-supply		45,739	59,803	208,324	231,224	52,532
Other		15,558	21,183	71,413	70,642	18,940
Total	$	125,599	167,050	606,052	666,588	152,601
Worldwide fleet:
Deepwater	$	192,540	200,871	859,364	783,166	221,617
Towing-supply		104,473	130,969	503,866	525,629	129,067
Other		20,757	30,610	105,128	109,666	27,442
Total	$	317,770	362,450	1,468,358	1,418,461	378,126

UTILIZATION:
Americas fleet:
Deepwater		88.3%	83.7	89.0	80.0	87.3
Towing-supply		65.7	59.5	68.2	51.9	74.5
Other		50.2	78.4	63.3	82.6	56.7
Total		73.2%	73.2	76.5	67.4	77.2
Asia/Pacific fleet:
Deepwater		66.6%	84.7	71.4	83.5	66.9
Towing-supply		63.2	82.7	81.1	71.6	76.6
Other		7.5	100.0	77.2	100.0	100.0
Total		62.5%	84.1	77.2	76.0	73.9
Middle East/North Africa fleet:
Deepwater		81.8%	71.3	81.1	77.6	89.3
Towing-supply		68.7	88.2	78.3	82.8	79.6
Other		100.0	98.1	98.0	73.0	100.0
Total		73.7%	84.0	79.9	80.9	83.2
Sub-Saharan Africa/Europe fleet:
Deepwater		76.5%	83.1	83.7	83.6	85.7
Towing-supply		71.5	77.9	76.0	71.3	78.8
Other		67.2	89.2	72.5	77.1	73.3
Total		71.3%	83.3	76.9	76.7	78.7
Worldwide fleet:
Deepwater		80.7%	81.9	84.1	81.7	84.9
Towing-supply		68.3	76.6	75.2	68.6	77.7
Other		63.4	87.3	71.4	78.5	71.0
Total		71.4%	80.8	77.3	74.7	78.6

		Quarter Ended March 31,		Year Ended March 31,		Quarter Ended December 31,
		2015	2014	2015	2014	2014

AVERAGE VESSEL DAY RATES:
Americas fleet:
Deepwater	$	28,972	31,066	30,986	30,629	32,612
Towing-supply		15,482	16,220	16,590	16,010	16,890
Other		6,777	7,868	8,378	7,502	9,314
Total	$	21,830	21,718	22,768	20,482	24,048
Asia/Pacific fleet:
Deepwater	$	33,443	39,072	37,723	37,549	35,821
Towing-supply		9,362	12,383	12,870	12,645	13,664
Other		10,609	10,661	10,652	10,402	10,692
Total	$	20,252	21,550	21,771	20,167	21,195
Middle East/North Africa fleet:
Deepwater	$	22,558	20,524	23,816	21,913	24,586
Towing-supply		12,526	13,000	13,242	12,862	12,870
Other		4,145	3,912	4,581	4,543	4,723
Total	$	15,121	14,258	15,650	14,531	15,918
Sub-Saharan Africa/Europe fleet:
Deepwater	$	27,239	29,158	29,428	28,932	28,675
Towing-supply		16,600	16,542	16,817	15,858	16,859
Other		5,605	5,392	5,771	5,136	5,976
Total	$	15,916	15,917	16,905	16,282	16,743
Worldwide fleet:
Deepwater	$	27,942	29,730	30,074	29,441	30,205
Towing-supply		14,460	14,982	15,307	14,684	15,401
Other		5,752	5,905	6,316	5,741	6,598
Total	$	17,928	17,525	18,792	17,405	19,024

The day-based utilization percentages, average day rates and the average number of the company’s new vessels (defined as vessels acquired or constructed since calendar year 2000 as part of its new build and acquisition program) by vessel class and in total for the quarters and the years ended March 31, 2015 and 2014 and for the quarter ended December 31, 2014, were as follows:

	Quarter Ended March 31,		Year Ended March 31,		Quarter Ended December 31,
	2015	2014	2015	2014	2014

UTILIZATION:
Deepwater vessels
PSVs	80.8%	86.1	85.6	84.4	86.1
AHTS vessels	84.7	73.9	85.1	88.2	83.0
Towing-supply	71.7	84.4	79.6	84.3	80.8
Other	64.7	91.8	72.0	80.0	72.6
Total	73.8%	86.0	80.1	83.6	80.9

AVERAGE VESSEL DAY RATES:
Deepwater vessels
PSVs	$27,703	29,735	29,773	29,659	29,929
AHTS vessels	30,710	31,158	33,315	29,628	33,375
Towing-supply	14,764	15,126	15,568	14,840	15,647
Other	5,951	6,126	6,660	5,924	6,925
Total	$18,621	18,287	19,605	18,275	19,765

AVERAGE VESSEL COUNT:
Deepwater vessels
PSVs	79	76	78	73	79
AHTS vessels	12	12	12	11	12
Towing-supply	105	105	105	104	105
Other	45	52	47	52	46
Total	241	245	242	240	242

The company’s actual vessel count at March 31, 2015 and the average number of vessels by class and geographic distribution for the quarters and the years ended March 31, 2015 and 2014 and for the quarter ended December 31, 2014:

	Actual Vessel Count at March 31,	Quarter Ended March 31,		Year Ended March 31,		Quarter Ended December 31,
	2015	2015	2014	2015	2014	2014
Americas fleet:
Deepwater	38	37	32	35	29	36
Towing-supply	29	30	30	30	38	29
Other	14	14	14	14	14	14
Total	81	81	76	79	81	79
Less stacked vessels	11	10	10	9	18	9
Active vessels	70	71	66	70	63	70
Asia/Pacific fleet:
Deepwater	12	11	8	10	8	9
Towing-supply	14	14	14	14	19	14
Other	1	1	1	1	1	1
Total	27	26	23	25	28	24
Less stacked vessels	1	---	---	---	4	---
Active vessels	26	26	23	25	24	24
Middle East/North Africa fleet:
Deepwater	14	13	12	12	11	13
Towing-supply	31	31	31	31	30	31
Other	2	2	2	2	3	2
Total	47	46	45	45	44	46
Less stacked vessels	2	1	1	1	1	---
Active vessels	45	45	44	44	43	46
Sub-Saharan Africa/Europe fleet:
Deepwater	35	34	39	36	41	36
Towing-supply	43	43	52	45	56	43
Other	46	46	49	47	49	47
Total	124	123	140	128	146	126
Less stacked vessels	7	8	5	6	9	7
Active vessels	117	115	135	122	137	119
Active owned or chartered vessels	258	257	268	261	267	259
Stacked vessels	21	19	16	16	32	16
Total owned or chartered vessels	279	276	284	277	299	275
Vessels withdrawn from service	---	---	---	---	1	---
Joint-venture and other	10	10	11	11	10	10
Total	289	286	295	288	310	285

Note (B): Included in total owned or chartered vessels at March 31, 2015 and 2014 and at December 31, 2014, were 21, 15 and 16 vessels, respectively, that were stacked by the company. These vessels were considered to be in service and are included in the calculation of the company’s utilization statistics.

The table below summarizes the various commitments to acquire and construct new vessels, by vessel type, as of March 31, 2015:

(In thousands)	Number of Vessels/ROVs	Shipyard Location	Delivery Dates	Total Cost	Amount Invested 03/31/15	Remaining Balance 03/31/15

Towing-supply:
7,145 BHP (A)	6	International	5/2015-7/2016	$105,804	79,297	26,507
Deepwater
261-foot PSV	6	International	10/2015 - 9/2016
268-foot PSV	1	International	4/2015
275-foot PSV (A) (B)	5	International	5/2015 - 8/2015
292-foot PSV	1	International	5/2016
300-foot PSV	2	United States	9/2015, 1/2016
310-foot PSV	2	United States	11/2015, 2/2016
Total Deepwater PSVs	17			576,847	223,301	353,546
Other:
Fast supply boat	1	International	---	8,014	8,014	---

Total commitments	24			$690,665	310,612	380,053

(A)	In April 2015, the company cancelled the construction contracts for three towing-supply vessels. The accumulated carrying value of costs incurred through March 31, 2015 and the remaining costs to be incurred on these three vessels at the time of termination was approximately $40 million and $13 million, respectively.

(B)

Two different international shipyards are constructing three and two 275-foot PSVs, respectively. In May 2015, the company and the Chinese shipyard that is constructing two 275-foot deepwater PSVs came to an agreement that provides the company an option to take delivery of one or both vessels at any time prior to June 30, 2016, or receive the return of installments aggregating $5.7 million per vessel at the end of this period. The agreement requires the shipyard to maintain/extend the Bank of China refundment guarantees that secure the return of milestone payments made to date. The accumulated carrying value of costs incurred through March 31, 2015 and the remaining costs to be incurred on these two vessels at time of the agreement was approximately $14 million and $41 million, respectively.

The table below summarizes by vessel class and vessel type the number of vessels and ROVs expected to be delivered by quarter along with the expected cash outlay (in thousands) of the various commitments as discussed above:

	Quarter Period Ended

Vessel class and type	06/15	09/15	12/15	03/16	06/16	Thereafter

Deepwater PSVs (A)	4	3	3	3	2	2
Towing-supply vessels (A)	1	1	1	1	1	1
Other	---	---	---	---	---	1

Totals	5	4	4	4	3	4

(In thousands)
Expected quarterly cash outlay	$179,583	81,076	32,522	23,791	48,123	14,958 (B)

(A)

In April 2015, the company cancelled the construction contracts for three towing-supply vessels. There were approximately $13 million of remaining costs to be incurred on these three vessels at the time of termination. In May 2015, the company and the Chinese shipyard that is constructing two 275-foot deepwater PSVs came to an agreement that provides the company an option to take delivery of one or both vessels at any time prior to June 30, 2016 or receive the return of installments aggregating $5.7 million per vessel at the end of this period. There were approximately $41 million of remaining costs to be incurred on these two vessels at the time of the agreement.

(B)	The $15 million of ‘Thereafter’ vessel construction obligations are expected to be paid during the remaining quarters of fiscal 2017.